UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2012

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2012, the first sale (the “First Draw Down”) of securities by RAIT Financial Trust (“RAIT”) to ARS VI Investor I, LLC (the “Investor”) contemplated by the Securities Purchase Agreement (the “Purchase Agreement”) dated as of October 1, 2012 among RAIT, its subsidiaries RAIT Partnership, L.P., Taberna Realty Finance Trust and RAIT Asset Holdings IV, LLC, and the Investor was consummated. The Purchase Agreement and the transactions contemplated thereunder were previously reported in RAIT’s Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on October 4, 2012.

At the First Draw Down, RAIT sold the following securities to the Investor for an aggregate purchase price of $20.0 million:

•	800,000 of RAIT’s Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the “Series D Preferred Shares”);

•	Common Share Purchase Warrants (the “Warrants”) exercisable for 1,986,200 of RAIT’s common shares of beneficial interest, par value $0.03 per share (the “Common Shares”); and

•	Common Share Appreciation Rights (the “SARs”) exercisable with respect to 1,347,133.4 Common Shares.

After giving effect to the First Draw Down, there remains issuable under the Purchase Agreement 3,200,000 Series D Preferred Shares, Warrants exercisable for 7,944,800 Common Shares and SARs exercisable with respect to 5,388,533.6 Common Shares for an aggregate purchase price of $80.0 million. The obligation of the Investor to purchase Series D Preferred Shares, Warrants and SARs under the Purchase Agreement is subject to customary closing conditions and terminates if any defined draw down termination event occurs. At each closing under the Purchase Agreement, RAIT is required to pay Almanac Realty Advisors, LLC (“Almanac”) or its designee a fee equal to 4% of the amount funded at that closing. In connection with the First Draw Down, RAIT paid Almanac a fee of $800,000. RAIT expects to use the net proceeds from the First Draw Down to fund its origination and investment activities, including CMBS loans and bridge loans.

Disclosure concerning the other terms and conditions of the Series D Preferred Shares, the Warrants and the SARs, the transfer and registration thereof and of the securities underlying the Warrants and the Series D Preferred Shares and the covenants in the Purchase Agreement and the Series D Preferred Shares, the Warrants and the SARs is incorporated by reference from the Prior 8-K. The above summaries of the Warrants and SARs issued at the First Draw Down do not purport to be complete and are qualified in their entirety by the Warrants and SARs attached to this Current Report on Form 8-K as Exhibits 4.3 and 4.4, respectively, and incorporated by reference herein. The information set forth under Items 3.02 and 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The consummation of the First Draw Down was made pursuant to the private placement exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated by the SEC thereunder. The information set forth under Item 1.01 and 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2012, John F. Quigley, III resigned from the Board of Trustees of RAIT (the “Board”) and as a member of the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Governance Committee of the Board (the “Nominating Committee”). Mr. Quigley delivered to RAIT a notice of his resignation (the “Notice”) in which he informed RAIT that his resignation was not because of any disagreement with RAIT on any matter relating to RAIT’s operations, policies or practices.

On October 17, 2012, the Investor designated Andrew M. Silberstein to serve as the Investor Board Designee (as defined in the Prior 8-K). Mr. Silberstein is an equity owner of Almanac and the President of the Investor and holds indirect equity interests in the Investor. Almanac receives fees in connection with its investment in RAIT pursuant to the Purchase Agreement, as described above. In addition, a subsidiary of RAIT receives fees for managing a securitization collateralized, in part, by $25.0 million of trust preferred securities issued by Advance Realty Group and an affiliate of Almanac owns an interest in Advance Realty Group and Almanac receives fees in connection with this interest.

On October 17, 2012, effective upon the First Draw Down, the Board appointed Mr. Silberstein to serve on the Board and fill the vacancy on the Board created by Mr. Quigley’s resignation. In addition, on October 17, 2012, the Board appointed Edward S. Brown, another Trustee on the Board, to fill the vacancy on the Compensation Committee created by Mr. Quigley’s resignation and appointed Jon C. Sarkisian, another Trustee on the Board, to fill the vacancy on the Nominating Committee created by Mr. Quigley’s resignation.

Mr. Silberstein will receive the standard compensation provided by RAIT to its other non-employee trustees, as most recently disclosed in RAIT’s proxy statement for its 2012 annual meeting of shareholders. In addition, RAIT entered into an indemnification agreement (the “Indemnification Agreement”) dated October 17, 2012 with him.

The above summaries of the Notice and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by the Notice and the Indemnification Agreement attached to this Current Report on Form 8-K as Exhibits 99.1 and 10.1, respectively, and incorporated by reference herein. The information set forth under Item 1.01 and 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

October 23, 2012	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

Exhibit Index

4.1	Form of Certificate for Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of RAIT Financial Trust (“RAIT”).

4.2	Form of Certificate for Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of RAIT.

4.3	Common Share Purchase Warrant No.1 dated October 17, 2012 issued by RAIT to ARS VI Investor I, LLC (the “Investor”).

4.4	Common Share Appreciation Right No.1 dated October 17, 2012 issued by RAIT to the Investor.

10.1	Indemnification Agreement dated as of October 17, 2012 by and among RAIT, RAIT General, Inc. RAIT Limited, Inc. and RAIT Partnership, L.P. as the indemnitors, and Andrew M. Silberstein, as the indemnitee.

99.1	Notice of Resignation dated October 17, 2012 from John F. Quigley, III to RAIT.